UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12.
Athersys, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 6, 2022

Athersys, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33876	20-4864095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3201 Carnegie Avenue,	Cleveland,	Ohio	44115-2634
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (216) 431-9900
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATHX	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08    Shareholder Director Nominations.
The information set forth below under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

Item 8.01    Other Events.
On June 6, 2022, the Board of Directors (the “Board”) of Athersys, Inc. (the “Company”) approved the postponement of the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”), previously scheduled for Wednesday, June 15, 2022. The 2022 Annual Meeting will now be held on Thursday, July 28, 2022. The record date for the determination of stockholders of the Company entitled to receive notice of and vote at the 2022 Annual Meeting will be June 9, 2022. The press release announcing the postponement of the 2022 Annual Meeting is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Because the date of the 2022 Annual Meeting is more than thirty days from the anniversary date of the 2021 Annual Meeting of Stockholders, which was held on June 15, 2021, the deadline for any stockholder proposal, including director nominations, intended to be considered at the 2022 Annual Meeting will be as follows. Pursuant to the Company’s Bylaws, written notice from a stockholder interested in bringing business before the 2022 Annual Meeting or nominating a director candidate for election at the 2022 Annual Meeting must be received at the Company’s offices at 3201 Carnegie Avenue, Cleveland, Ohio 44115, by no later than 5:00 p.m., Eastern time, on June 19, 2022. Any such written notice must be directed to the attention of the Company’s Secretary and comply with the applicable advance notice provisions in the Company’s Bylaws. Stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting must comply with the requirements, including the deadline, set forth above as well as all applicable rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press release issued by Athersys, Inc. on June 9, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 9, 2022

ATHERSYS, INC.

By:	/s/ Daniel Camardo
Name: Daniel Camardo Title: Chief Executive Officer

ATHERSYS POSTPONES ANNUAL MEETING OF STOCKHOLDERS

Annual Meeting of Stockholders rescheduled to Thursday, July 28, 2022, 8:30 a.m. ET

CLEVELAND, Ohio, June 9, 2022 — Athersys, Inc. (Nasdaq: ATHX) today announced the postponement of its Annual Meeting of Stockholders, initially scheduled for Wednesday, June 15, 2022, at 8:30 a.m. ET. The Annual Meeting is now scheduled for Thursday, July 28, 2022, at 8:30 a.m. ET. The Annual Meeting will still be completely virtual. The record date for the meeting has changed to June 9, 2022.

The postponement of the Annual Meeting is intended to provide additional time for the Company to add a proposal to authorize Athersys’ Board of Directors, if in the Board’s judgment it is necessary, to select and file an amendment to the Company’s certificate of incorporation, as amended, to effect a reverse stock split of the Company’s common stock, at a ratio to be determined at the discretion of the Board. On March 18, 2022, the Company received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC that the Company was not in compliance with the requirement to maintain a minimum closing bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2), because the closing bid price of the Company’s common stock was below $1.00 per share for 30 consecutive business days. The Notice provided that the Company has until September 14, 2022 to regain compliance with the bid price requirement. The Company believes that being able to effect a reverse stock split is in the best interests of Athersys and its stockholders by allowing the Company more flexibility to, among other things, potentially improve the marketability and liquidity of its common stock and avoid the possibility of non-compliance with the listing requirements of The Nasdaq Stock Market LLC, which will allow management to focus on executing its business strategy.

In addition, the Company will ask stockholders to consider and vote to approve a revised slate of director nominees. On June 6, 2022, the Athersys Board of Directors determined that, considering the recent restructuring of the Company, a reduced Board size was in the best interest of the Company and its stockholders, and the Board reduced the size of the Board to five members, effective as of the Annual Meeting on July 28, 2022. The Board also approved that the directors would receive stock options in lieu of cash compensation retainers beginning in the fourth quarter of 2022.
Athersys will, as promptly as practicable, distribute to its stockholders of record a revised proxy statement for the Annual Meeting.
About Athersys

Athersys is a biotechnology company engaged in the discovery and development of therapeutic product candidates designed to extend and enhance the quality of human life. The Company is developing its MultiStem® cell therapy product, a patented, adult-derived “off-the-shelf” stem cell product, initially for disease indications in the neurological, inflammatory and immune, cardiovascular and other critical care indications and has several ongoing clinical trials evaluating this potential regenerative medicine product. Athersys has forged strategic partnerships and a broad network of collaborations to further advance MultiStem cell therapy toward commercialization. Investors and others should note that we may post information about the Company on our website at www.athersys.com and/or on our accounts on Twitter, Facebook, LinkedIn or other social media platforms. It is possible that the postings could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in the Company to review the information we post on our website at www.athersys.com and on our social media accounts. Follow Athersys on Twitter at www.twitter.com/athersys. Information that we may post about the Company on our website and/or on our accounts on Twitter, Facebook, LinkedIn or other social media platforms may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. You should not place undue reliance on forward-looking statements contained on our website and/or on our accounts on Twitter, Facebook, LinkedIn or other social media platforms, and we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These forward-looking statements relate to, among other things, the effectiveness of a reverse stock split to maintain a minimum closing bid price of $1.00 per share of our common stock, as set forth in Nasdaq Listing Rule 5550(a)(2); expected reductions of operating expenses; and our future financial performance, including the marketability and liquidity of our common stock. We have attempted to identify forward-looking statements by using such words as “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “should,” “suggest,” “will” or other similar expressions. These forward-looking statements are only predictions and are largely based on our current expectations. A number of known and unknown risks, uncertainties and other factors could affect the accuracy of these statements. Some of the more significant known risks that we face are mentioned elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2021 under Item 1A, “Risk Factors” and our other filings with the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:
Ivor Macleod
Chief Financial Officer
Tel: (216) 431-9900
ir@athersys.com

Karen Hunady
Director of Corporate Communications and Investor Relations
Tel: (216) 431-9900
khunady@athersys.com

David Schull
Russo Partners, LLC
Tel: (212) 845-4271 or (858) 717-2310
David.schull@russopartnersllc.com

Peter Vozzo
ICR Westwicke
Tel: (443) 213-0505
peter.vozzo@westwicke.com

Source: Athersys, Inc.
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